UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 22, 2011


                               OROFINO GOLD CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                    333-152356                   98-0453936
      (State or other               (Commission                 (IRS Employer
Jurisdiction of Incorporation)      File Number)             Identification No.)

                             Carrera 40, No. 10A-65
                                Barrio El Poblado
                               Medellin - Colombia
                    (Address of principal executive offices)

                                011 57 4 2682451
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 22, 2011, at a meeting of the Board of Directors of Orofino Gold Corp. (ORFG) (the "Registrant"), Registrant accepted the resignation of Ary Marquis Pernett as its President and Chief Executive Officer. Mr. Pernett resigned to pursue other business opportunities. He did not provide a written letter of resignation. Mr. Pernett also resigned his position as a director of the Registrant. The Registrant will seek a qualified replacement for the seat vacated by Mr. Pernett as soon as is reasonably practical.

The Board of Directors appointed Mr. Alfonso Calderon to replace Mr. Pernett as President and Chief Executive Officer of the Registrant effective immediately. Mr. Calderon has served as a director and Senior Vice President of Development of the Registrant since February 28, 2011.

Mr. Calderon is a project development expert and has served as project manager of several large mining projects and as an independent geologist and consultant to the mining industry for over 30 years. Prior to joining the Registrant, Mr. Calderon served as an independent consultant to Minercol Ltda., a Colombian company, INGWE Coal Corporation Ltd., a South African company, and the Colombian Mines Ministry (UPME) with respect to several mining projects in Colombia. Prior to that, he served as the Construction Manager for the Cano Limon-Covenas pipeline and Covenas Petroleum Terminal in Colombia where he managed all aspects of construction and installation of these facilities. Prior to this assignment, he served in various positions with subsidiaries of EXXON Corporation in Colombia, including as Projects Director and Field Operations Director with the Cerrejon Coal Project supervising and monitoring the Cerrejan Project prime contractor, Morrison Knudsen, in both Burlingame, California, and Barranquilla, Colombia, and as a wellsite geologist for Carter Oil Company, a subsidiary of EXXON. Mr. Calderon received his Bachelor of Science degree in Geology and Petroleum Engineering from Escuela de Minas de Medellin, Universidad Nacional de Colombia and his MSc in Coal Geology/Mining and Geotectonics from the University of Illinois.

The Registrant has not as yet modified the compensation package of Mr. Calderon as a result of his new position with the company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orofino Gold Corp.


By: /s/ Alfonso Calderon
    --------------------------------------
    Alfonso Calderon
    President and Chief Executive Officer

Dated: December 28, 2011

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